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METLIFE BOARD NAMES STEVEN A. KANDARIAN
TO SUCCEED C. ROBERT HENRIKSON AS PRESIDENT & CEO
NEW YORK, March 21, 2011 — The board of directors of MetLife, Inc. (NYSE: MET) announced today that Executive Vice President and Chief Investment Officer Steven A. Kandarian will become MetLife’s president and chief executive officer on May 1, 2011. He also will be nominated for election to the MetLife board at the company’s annual shareholder meeting in April. C. Robert Henrikson, who in 2012 will reach MetLife’s executive management mandatory retirement age, will continue to serve as chairman of the board during a transition period through year-end 2011.
“During his six years at MetLife, Steve has overseen the strengthening and further diversification of MetLife’s $450 billion portfolio and made significant contributions to the development and execution of MetLife’s strategic initiatives,” said MetLife Board Lead Director Cheryl W. Grisé, who headed the board’s year-long succession planning activity. “The board undertook an extensive process, which included a review of internal and external candidates, and we’re confident that Steve’s wealth of experience and industry knowledge make him well suited to serve as MetLife’s next CEO. His deep understanding of MetLife’s risk management culture and businesses make him the ideal person to take MetLife to the next level of global success.
“Rob has been an exceptional leader for MetLife. We are enormously appreciative of all that he has contributed to the company in his nearly 40 years of service and the board looks forward to continuing to work with him throughout the transition period,” added Grisé.
C. Robert Henrikson said, “Having worked closely with Steve over the years, I have great confidence in his ability to lead MetLife into a new era of global growth and outstanding performance. He has demonstrated inspirational leadership on critical company initiatives and clearly understands the importance of delivering value to all of our stakeholders — attributes that will make him a great CEO.”

Steven A. Kandarian stated, “This is an exciting time for MetLife, and I’m honored to have been chosen to lead this premier global franchise. Under Rob’s leadership, MetLife has not only weathered one of the most challenging economic periods in history, but has emerged with enhanced operational and financial strength, and a greatly expanded platform for capitalizing on life, annuity and retirement market opportunities around the world. We are proceeding on plan with the integration of Alico while maintaining our focus on disciplined growth, margin improvement and return on equity expansion. I look forward to continuing to work closely with Rob, the entire management team and our exceptionally talented and dedicated employees and distribution partners.”
Kandarian, 59, joined MetLife as the company’s chief investment officer in April 2005. As CIO, he has enhanced the company’s focus on effective risk management and diversified its investment portfolio, in part through the $5.4 billion sale of Peter Cooper Village/Stuyvesant Town in 2006. Under Kandarian’s leadership, MetLife identified the housing bubble early and reduced the company’s exposure to sub-prime mortgage-backed securities, raised the overall quality of its corporate credit portfolio and increased its focus on low loan-to-value commercial and agricultural mortgages.
In 2007, he oversaw a comprehensive review of MetLife’s strategic initiatives, which resulted in the identification of key areas of focus for MetLife to achieve revenue growth and expense savings. In 2009, Kandarian assumed responsibility for MetLife’s global brand and marketing services department.
Prior to joining MetLife, Kandarian was the executive director of the Pension Benefit Guaranty Corporation (PBGC) from 2001 to 2004. Before joining the PBGC, Kandarian was founder and managing partner of Orion Partners, LP. From 1990 to 1993, he served as president and founder of Eagle Capital Holdings and, prior to that, served as managing director of Lee Capital Holdings, a private equity firm based in Boston. Kandarian is a board member of MetLife Bank and the Damon Runyon Cancer Research Foundation. He also is a member of the Economic Club of New York and is an advisory board member of the Center for Retirement Research at Boston College. He received a B.A. from Clark University, a J.D. from Georgetown University Law Center, and a M.B.A. from Harvard Business School.
Henrikson, 63, has served as chairman, president and chief executive officer of MetLife since 2006. He has led MetLife to achieve record financial results, and with the acquisition of Alico, completed in November 2010, positioned the company for further growth as an insurance and employee benefits powerhouse by expanding its presence to more than 60 countries. During his career at MetLife, Henrikson has held numerous executive positions, including president and COO, where he oversaw all of MetLife’s revenue-generating businesses, from 2004 to 2006, and president of MetLife’s U.S. Insurance and Financial Services businesses from 2002 to 2004.
Henrikson began his career at MetLife as a sales representative in 1972, and held roles of increasing breadth and responsibility, heading up the pensions business, group insurance and retirement and savings businesses, and both group and individual businesses at MetLife. He received his B.A. degree from the University of Pennsylvania and his J.D. degree from Emory

University School of Law. In addition, he is a graduate of the Wharton School’s Advanced Management Program.
Additional Information
Shareholders and investors are urged to read the definitive proxy statement for MetLife’s 2011 annual meeting of shareholders when it becomes available because it will contain important information. MetLife filed a preliminary proxy statement with the SEC on March 8, 2011. You may obtain copies of the proxy statement, as well as other filings containing information about MetLife, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the definitive proxy statement, when it becomes available, can also be obtained, free of charge, by directing a request to MetLife Investor Relations, MetLife, Inc., 1095 Avenue of the Americas, New York, NY 10036, or by calling 1-800-753-4904. The definitive proxy statement when it becomes available may also be accessed on the Internet at http://investor.metlife.com by selecting Financial Information, SEC Filings, MetLife, Inc. > View SEC Filings.
Participants in the Solicitation
MetLife and its directors, nominees for director and executive officers may be deemed participants in the solicitation of proxies from MetLife’s shareholders with respect to the annual meeting of shareholders. Information about the company’s directors, nominees for director and executive officers and their respective direct and indirect interests is included in the preliminary proxy statement and will be included in the definitive proxy statement when it becomes available.
About MetLife
MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 60 countries. Through its subsidiaries and affiliates, MetLife holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East. For more information, visit www.metlife.com.
This press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “continue,” “will,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (3) uncertainty about the effectiveness of the U.S. government’s programs to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (4) impact of comprehensive financial services regulation reform on us; (5) exposure to financial and capital market risk; (6) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (7) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (8) investment losses and defaults, and changes to investment valuations; (9) impairments of goodwill and realized losses or market value impairments to illiquid assets; (10) defaults on our mortgage loans; (11) the impairment of other financial institutions that could adversely affect our investments or business; (12) our ability to address unforeseen liabilities, asset impairments, loss of key contractual relationships, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (13) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (14) uncertainty with respect to any incremental tax benefits resulting from the planned elections for ALICO and certain of its subsidiaries under Section 338 of the U.S. Internal Revenue Code of 1986, as amended; (15) the dilutive impact on our stockholders resulting from the issuance of equity securities in connection with the acquisition of ALICO or otherwise; (16) economic, political, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (17) our primary reliance, as a holding company, on dividends from our subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (18) downgrades in our claims paying ability, financial strength or credit ratings; (19) ineffectiveness of risk management policies and procedures; (20) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (21) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (22) catastrophe losses; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (24) unanticipated changes in industry trends; (25) changes in accounting standards, practices and/or policies; (26) changes in assumptions related to deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (27) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (28) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (29) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (30) adverse results or other consequences from litigation, arbitration or regulatory investigations; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others, (32) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (33) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, impair our ability to attract and retain talented and experienced management and other employees, or increase the cost or administrative burdens of providing benefits to employees; (34) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems and management continuity planning which could impair our ability to conduct business effectively; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if we later become aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.
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